Exhibit 99.1                       DIAMOND OFFSHORE DRILLING, INC. RIG STATUS REPORT AS OF                         Page 1 of 3
                                                        JULY 15, 2002
                     Rated
                     Water
Rig Name             Depth     Design                           Location                   Status                      Operator
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Crusader        200'     Mat Cantilever                      GOM                   Contracted                Walter Oil & Gas
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Drake           200'     Mat Cantilever                      GOM                   Contracted                  ChevronTexaco
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Champion        250'     Mat Slot                            GOM                  Cold Stacked                       -
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Columbia        250'     Independent Leg Cantilever          GOM                   Contracted                    Spinnaker
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Sovereign       250'     Independent Leg Cantilever       Indonesia                Contracted                      CNOOC
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Heritage        300'     Independent Leg Cantilever       Singapore     Shipyard for water-depth upgrade             -
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Spartan         300'     Independent Leg Cantilever          GOM        Shipyard for water-depth upgrade             -
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Spur            300'     Independent Leg Cantilever          GOM        Shipyard for water-depth upgrade             -
-----------------------------------------------------------------------------------------------------------------------------------
Ocean King            300'     Independent Leg Cantilever          GOM                   Contracted                       BP
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Nugget          300'     Independent Leg Cantilever          GOM                   Contracted                Seneca Resources
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Summit          300'     Independent Leg Cantilever          GOM                   Contracted                  EOG Resources
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Warwick         300'     Independent Leg Cantilever          GOM                   Contracted                       BP
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Titan           350'     Independent Leg Slot                GOM                   Contracted                    Dominion
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Tower           350'     Independent Leg Slot                GOM                   Contracted                    Spinnaker
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Liberator       600'     Aker H-3                          Senegal                  Shipyard                         -
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Century         800'     Korkut                              GOM                  Cold Stacked                       -
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Ambassador      1,100'   Bethlehem SS-2000                   GOM                     Stacked                         -
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Nomad           1,200'   Aker H-3                         North Sea                Contracted                       BHP
-----------------------------------------------------------------------------------------------------------------------------------
Ocean New Era         1,500'   Korkut                              GOM                     Stacked                         -
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Bounty          1,500'   Victory Class                    Australia                Contracted                       OMV
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Guardian        1,500'   Earl & Wright Sedco 711 Series   North Sea                Contracted                      Shell
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Princess        1,500'   Aker H-3                         North Sea                Contracted                    Talisman
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Whittington     1,500'   Aker H-3                           Ghana                  Contracted                      Dana
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Epoch           1,640'   Korkut                            Vietnam                 Contracted                       BP
-----------------------------------------------------------------------------------------------------------------------------------
Ocean General         1,640'   Korkut                            Vietnam                 Contracted                  PetroVietnam
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Prospector      1,700'   Victory Class                       GOM                  Cold Stacked                       -
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Endeavor        2,000'   Victory Class                       GOM                  Cold Stacked                       -
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Concord         2,200'   F&G SS-2000                         GOM                   Contracted                Walter Oil & Gas
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Lexington       2,200'   F&G SS-2000                         GOM                   Contracted                   Kerr McGee
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Saratoga        2,200'   F&G SS-2000                         GOM                   Contracted                    DOTS/LLOG
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Yorktown        2,850'   F&G SS-2000                       Brazil                  Contracted                   Enterprise
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Voyager         3,200'   Victory Class                       GOM                  Cold Stacked                       -
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Yatzy           3,300'   DP DYVI Super Yatzy               Brazil                  Contracted                    Petrobras
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Worker          3,500'   F&G 9500 Enhanced Pacesetter        GOM                     Standby                         -
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Quest           3,500'   Victory Class                       GOM                   Contracted                   Kerr McGee
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Winner          3,500'   Aker H-3                          Brazil                  Contracted                    Petrobras
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Alliance        5,000'   Alliance Class                    Brazil                  Contracted                    Petrobras
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Star            5,500'   Victory Class                       GOM                   Contracted                     Murphy
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Victory         5,500'   Victory Class                       GOM                   Contracted                       BP
-----------------------------------------------------------------------------------------------------------------------------------
Ocean America         5,500'   Ocean Odyssey                       GOM                   Contracted                       BHP
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Valiant         5,500'   Ocean Odyssey                       GOM                   Contracted                     Murphy
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Baroness        7,000'   Victory Class                    Malaysia                 Contracted                     Murphy
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Rover           7,000'   Victory Class                    Singapore             Shipyard Upgrade                     -
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Confidence      7,500'   DP Aker H-3.2 Modified              GOM                   Contracted                       BP
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Clipper         7,500'   DP Fluor/Mitsubishi               Brazil                  Contracted                    Petrobras
-----------------------------------------------------------------------------------------------------------------------------------

Table continued...

Exhibit 99.1                       DIAMOND OFFSHORE DRILLING, INC. RIG STATUS REPORT AS OF                         Page 2 of 3
                                                        JULY 15, 2002

Rig Name                        Current Term                    Start Date           Estimated End Date     Dayrate (in thousands)
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Crusader                    one well                    early May 2002           mid July 2002              high teens
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Drake                       one well                   early July 2002          late August 2002            lower 20's
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Champion                       -                      early August 2001                -                         -
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Columbia                    one well                   early July 2002          mid August 2002             upper teens
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Sovereign                two-year term                mid September 2000      late September 2002           lower 30's
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Heritage                       -                        late June 2002         late December 2002                -
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Spartan                        -                       early April 2002        early October 2002                -
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Spur                           -                        mid April 2002         mid November 2002                 -
-----------------------------------------------------------------------------------------------------------------------------------
Ocean King                        one well                    early May 2002           mid July 2002              lower 20's
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Nugget                      one well                  mid February 2002          mid July 2002              upper teens
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Summit                one well plus option              mid June 2002           late August 2002            upper teens
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Warwick                     one year                  early January 2002       late December 2002            mid 20's
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Titan                 one-well plus option            mid February 2002          mid July 2002              lower 20's
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Tower                  one-well extension               mid April 2002           mid July 2002              lower 20's
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Liberator                      -                       late March 2002          late August 2002                 -
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Century                        -                             1998                      -                         -
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Ambassador                     -                      late January 2002        early August 2002                 -
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Nomad                one well plus workover             mid June 2002         early September 2003           mid 80's
-----------------------------------------------------------------------------------------------------------------------------------
Ocean New Era                        -                      late October 2001                -                         -
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Bounty                      one well                    late May 2002            late July 2002             lower 90's
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Guardian                   five wells                early February 2002        mid October 2002            lower 90's
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Princess                   two wells                    mid March 2002          late August 2002            lower 70's
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Whittington            mobe plus one well              early July 2002        early September 2002          lower 50's
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Epoch                      five wells                early December 2001         late July 2002             lower 70's
-----------------------------------------------------------------------------------------------------------------------------------
Ocean General          two well program plus options           mid May 2002         early December 2002            mid 60's
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Prospector                     -                             1998                      -                         -
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Endeavor                       -                       early March 2002                -                         -
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Concord                   three wells                   mid June 2002            late July 2002             upper 20's
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Lexington             one well plus option              late July 2002          mid August 2002              mid 30's
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Saratoga        second of two wells plus option        early July 2002           late July 2002              mid 30's
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Yorktown              15-well development             mid September 2001          mid May 2003              lower 60's
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Voyager                        -                       early March 2002                -                         -
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Yatzy              five-year term plus option        early November 1998      early November 2003              120's
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Worker                 Gap between wells               early July 2002         early August 2002                 -
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Quest                       one well                    mid July 2002            late July 2002              mid 70's
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Winner                 18-month extension              early July 2001        early November 2002           lower 80's
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Alliance               four-year contract            early September 2000     early September 2004             110's
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Star                        one well                    early May 2002           mid July 2002              lower 70's
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Victory           Holstein Development Project          late May 2002           mid August 2002             lower 90's
-----------------------------------------------------------------------------------------------------------------------------------
Ocean America                     one well                   early June 2002           late July 2002             lower 60's
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Valiant             three wells plus options          early January 2002        late August 2002            lower 80's
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Baroness              120 days plus option              mid March 2002           late July 2002                170's
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Rover                          -                      early January 2002       third quarter 2003                -
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Confidence               five-year term               early January 2001       early January 2006              170's
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Clipper                 three-year term                mid January 2000        early January 2003           lower 90's
-----------------------------------------------------------------------------------------------------------------------------------

Table continued...

      DIAMOND OFFSHORE DRILLING, INC. RIG STATUS REPORT AS OF       Page 3 of 3
                              JULY 15, 2002

Rig Name              Future Contract and Other Information
-------------------------------------------------------------------------------
Ocean Crusader        one workover with Walter in the high teens ending late
                      July 2002, followed by two wells with Walter in the
                      lower 20's ending early September 2002.
-------------------------------------------------------------------------------
Ocean Drake           available.
-------------------------------------------------------------------------------
Ocean Champion                                -
-------------------------------------------------------------------------------
Ocean Columbia        available.
-------------------------------------------------------------------------------
Ocean Sovereign       Singapore shipyard for leg upgrade ending early
                      February 2003.
-------------------------------------------------------------------------------
Ocean Heritage        available.
-------------------------------------------------------------------------------
Ocean Spartan         available.
-------------------------------------------------------------------------------
Ocean Spur            available.
-------------------------------------------------------------------------------
Ocean King            90 day term work plus option with BP in lower 20's
                      ending early August 2002; followed by 90 day extension
                      plus option with BP in upper 20's ending early November
                      2002.
-------------------------------------------------------------------------------
Ocean Nugget          three wells with Pogo Producing in upper teens ending
                      late September 2002.
-------------------------------------------------------------------------------
Ocean Summit          one well plus option with EOG in upper 20's ending mid
                      October 2002.
-------------------------------------------------------------------------------
Ocean Warwick         available.
-------------------------------------------------------------------------------
Ocean Titan           one well with Walter in lower 20's ending mid August
                      2002, followed by one well plus option with Walter in
                      lower 20's ending mid November 2002.
-------------------------------------------------------------------------------
Ocean Tower           Shipyard for cantilever upgrade ending mid January 2003.
-------------------------------------------------------------------------------
Ocean Liberator       Shipyard in Dakar/available.
-------------------------------------------------------------------------------
Ocean Century                                    -
-------------------------------------------------------------------------------
Ocean Ambassador      available.
-------------------------------------------------------------------------------
Ocean Nomad           available.
-------------------------------------------------------------------------------
Ocean New Era         available.
-------------------------------------------------------------------------------
Ocean Bounty          one well with ExxonMobil in lower 90's ending mid August
                      2002, followed by one well plus demobe with Santos in
                      lower 90's ending early October 2002.
-------------------------------------------------------------------------------
Ocean Guardian        available
-------------------------------------------------------------------------------
Ocean Princess        available.
-------------------------------------------------------------------------------
Ocean Whittington     available
-------------------------------------------------------------------------------
Ocean Epoch           first option well declared in lower 70's ending early
                      October 2002.
-------------------------------------------------------------------------------
Ocean General         available.
-------------------------------------------------------------------------------
Ocean Prospector                                 -
-------------------------------------------------------------------------------
Ocean Endeavor                                   -
-------------------------------------------------------------------------------
Ocean Concord         one well with Walter in lower 30's ending mid August
                      2002, followed by one well plus option with Walter in
                      mid 30's ending early September 2002.
-------------------------------------------------------------------------------
Ocean Lexington       available
-------------------------------------------------------------------------------
Ocean Saratoga        available
-------------------------------------------------------------------------------
Ocean Yorktown        available
-------------------------------------------------------------------------------
Ocean Voyager                                    -
-------------------------------------------------------------------------------
Ocean Yatzy           available
-------------------------------------------------------------------------------
Ocean Worker          one well with Devon in lower 40's ending late September
                      2002.
-------------------------------------------------------------------------------
Ocean Quest           one well and one tieback plus option with Kerr McGee in
                      mid 70's ending early October 2002; followed by special
                      survey in shipyard ending late October 2002.
-------------------------------------------------------------------------------
Ocean Winner          one year extension in lower 60's with Petrobras ending
                      early November 2003.
-------------------------------------------------------------------------------
Ocean Alliance        available.
-------------------------------------------------------------------------------
Ocean Star            available.
-------------------------------------------------------------------------------
Ocean Victory         special survey in shipyard ending mid September 2002.
-------------------------------------------------------------------------------
Ocean America         available
-------------------------------------------------------------------------------
Ocean Valiant         seven month term plus option with Murphy in lower 80's
                      ending late March 2003.
-------------------------------------------------------------------------------
Ocean Baroness        available
-------------------------------------------------------------------------------
Ocean Rover           available
-------------------------------------------------------------------------------
Ocean Confidence      available
-------------------------------------------------------------------------------
Ocean Clipper         one year extension in 100's with Petrobras ending early
                      January 2004.
-------------------------------------------------------------------------------

NOTES:
DOTS = Diamond Offshore Team Solutions, Inc.
GOM = Gulf of Mexico